UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

Alabama Aircraft Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13829	84-0985295
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)	First Amendment to Alabama Aircraft Industries, Inc. Executive Retention Plan

On October 8, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Alabama Aircraft Industries, Inc. (the “Company”), approved a First Amendment (the “First Amendment”), effective September 30, 2008, to the Alabama Aircraft Industries, Inc. Executive Retention Plan (the “Plan”). The Plan was initially adopted by the Compensation Committee on January 21, 2008 and provides for severance payments to be made to certain executives of the Company in the event that their employment is terminated by the Company without cause or by the executive for good reason. The following executives of the Company executed coverage letters under the Plan at the time of the Plan’s adoption: Ronald A. Aramini, the Company’s President and Chief Executive Officer, Randall C. Shealy, the Company’s Senior Vice President and Chief Financial Officer, and Doris K. Sewell, Vice President—Legal and Corporate Affairs. Prior to the Compensation Committee’s approval of the First Amendment, the Plan was scheduled to terminate on December 31, 2008.

The First Amendment to the Plan extends the term of the Plan beyond December 31, 2008. Under the First Amendment, the Plan will automatically extend on the last day of each calendar quarter for an additional 12 months from such date, unless the Board terminates the Plan, in which case the Plan will terminate at the end of the last 12-month extension. For example, on December 31, 2008, the Plan will automatically extend until December 31, 2009. On March 31, 2009, the Plan will automatically extend until March 31, 2010. On June 30, 2009, the Plan will automatically extend until June 30, 2010. If the Board were to terminate the Plan on August 1, 2009, then the Plan would terminate on June 30, 2010. In accordance with the terms of the Plan, each of the three covered executives consented to the First Amendment by executing an amendment to their coverage letters on or prior to October 10, 2008.

The foregoing description of the terms of the First Amendment and the amendment to the coverage letter does not purport to be complete and is qualified in its entirety by reference to the First Amendment and the form of amendment to the coverage letter, copies of which are attached as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference. Additionally, the foregoing description of the terms of the Plan and the coverage letter does not purport to be complete and is qualified in its entirety by reference to the Plan and the form of coverage letter, copies of which are attached as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2008 and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Alabama Aircraft Industries, Inc. Executive Retention Plan

10.2	Form of Amendment to Coverage Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2008	ALABAMA AIRCRAFT INDUSTRIES, INC.

	By:	/s/ Doris K. Sewell
	Name:	Doris K. Sewell
	Title:	Vice President—Legal and Corporate Affairs